Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED: April 30, 2012

In re: United Solar Ovonic LLC	Case Number: 12-43167

Chapter 11

Judge: Hon. Thomas J. Tucker

Debtor.

United Solar Ovonic LLC/

As debtor in possession, I affirm:

1.	That I have reviewed the financial statements attached hereto, consisting of:

Operating Statement	(Form 2)
Balance Sheet	(Form 3)
Summary of Operations	(Form 4)
Monthly Cash Statement	(Form 5)
Statement of Compensation	(Form 6)
Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases, is in effect; and

(If not, attach a written explanation)	YES ☒	NO ☐

3.	That all post-petition taxes as described in Section 9 of the Operating Instructions and Reporting Requirements For Chapter 11 Cases are current.

(If not, attach a written explanation)	YES ☒	NO ☐

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)	YES ☒	NO ☐

5.	All United States Trustee Quarterly fees have been paid and are current.

YES ☒	NO ☐

6.	Have you filed your pre-petition tax returns?

(If not, attach a written explanation)	YES ☒	NO ☐

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: May 21, 2012	United Solar Ovonic LLC
Debtor in Possession

	Title:	William C. Andrews
Chief Financial Officer Phone: 248-299-6047

Form 1

OPERATING STATEMENT (P&L)(1)

Period Ending: April 30, 2012

Case No: 12-43167

	Current Month	Total Since Filing

Total Revenue	$1,578,065	$8,577,785
Cost of Sales(2)	4,238,044	14,657,021

GROSS PROFIT	(2,659,978)	(6,079,236)

EXPENSES:
Officer Compensation	26,667	66,667
Salary/Wages Expenses	878,348	1,929,611
Employee Benefits & Pensions	323,011	667,924
Payroll Taxes	104,589	234,579
Other Taxes	15,922	28,427
Rent and Lease Expense	212,059	502,655
Interest Expense(3)	2,170,969	5,477,837
Property Insurance	1,054	2,685
Automobile and Truck Expense	—	—
Utilities	33,380	71,897
Depreciation	22,353	57,549
Travel and Entertainment	23,790	63,049
Repairs and Maintenance	13,377	16,295
Advertising	—	—
Other – Miscellaneous	676,637	1,309,368
Other – (Gain) Loss on Asset Disposal(5)	(8,495,932)	(7,049,242)
Other Specify – European Costs	238,360	626,875
Other Specify – Restructuring(6)	1,913,363	2,276,805

TOTAL EXPENSES:	(1,842,051)	6,282,979

OPERATING PROFIT	(817,927)	(12,362,216)
Add: Non-Operating Income
Total Interest Income	—	—
Other (Income) / Expense	226,217	361,798
Less: Non-Operating Expenses
Professional Fees(4)	856,000	2,302,000
Other – Income Taxes	—	(216,206)

NET INCOME/(LOSS)	$(1,900,144)	$(14,809,807)

(1)	The operating statement and balance sheet were prepared using accrual accounting.
(2)	Product sold during this period had an inventory value of $1,736,919. The balance of cost of sales is unabsorbed variance due to the production shutdown.
(3)	The effective annual interest rate for April 30, 2012 was 10.2%.
(4)	Professional fees are estimates.
(5)	Primarily included gain on rejection of lease.
(6)	Severance accrual for employees to be terminated.

Form 2

BALANCE SHEET

Period Ending: April 30, 2012

Case No: 12-43167

	Current Month	Prior Month	At Filing
ASSETS:
Cash and Cash Equivalents	$11,721,600	$5,420,063	$4,378,158
Investments	—	—	—
Inventories, Net	33,539,728	35,298,334	41,727,690
Accounts Receivable – Intercompany – USO CDN	1,648,063	1,773,987	1,788,754
Accounts Receivable Intercompany SIT	23,507,313	23,502,505	23,497,597
Accounts Receivable Trade – Net	6,388,046	12,451,980	10,597,737
Land and Buildings	17,517,111	24,397,111	29,010,567
Furniture, Fixtures & Equipment	36,347,118	36,981,610	39,525,325
Accumulated Depreciation	(7,285,109)	(7,747,471)	(12,471,130)
Restricted Cash	4,374,728	4,374,728	5,950,000
Prepaid	794,253	742,863	664,094
Investment in Subsidiaries	3,242,929	3,337,474	3,064,408
Other Assets	2,517,018	2,473,455	2,053,060

TOTAL ASSETS	$134,312,799	$143,006,640	$149,786,260

LIABILITIES:
Post-petition Liabilities:
Accounts Payable Trade – Net	$273,925	$199,135	$—
Accounts Payable Intercompany ECD	85,302	—	—
Accounts Payable Intercompany USO EU	186,552	214,581	—
Accounts Payable Intercompany USO Mexico	1,112,646	—	—
Lease Payable	—	—	—
Warranty	118,089	119,244	—
Other Current Liabilities	2,069,228	493,950	—
Accrued Salaries and Wages	354,188	283,298	—
Accrued Taxes	285,739	209,800	—
Accrued Other	2,325,972	1,368,165	—

TOTAL Post-petition Liabilities	6,811,642	2,888,172	—
Secured Liabilities:
Secured Loan – ECD	5,000,000	5,000,000	5,000,000
Pre-petition Liabilities:
Accounts Payable Trade – Net	7,227,522	7,227,522	7,227,522
Accounts Payable Intercompany ECD	797,596,837	795,485,836	792,119,291
Accounts Payable Intercompany SIT	600,241	600,241	600,241
Accounts Payable Intercompany Mexico	1,704,449	—	—
Accounts Payable Unsecured Liabilities	—	—	—
Lease Payable	4,926,455	19,502,614	19,627,288
Warranty	10,176,836	10,176,836	10,176,836
Other Current Liabilities	637,324	637,324	637,324
Accrued Salaries and Wages	677,100	677,100	677,100
Accrued Taxes	636,431	636,431	636,431
Accrued Other	4,331,705	4,331,705	4,331,705

TOTAL Pre-petition Liabilities	828,514,900	839,275,609	836,033,739

TOTAL LIABILITIES	840,326,542	847,163,781	841,033,739
EQUITY:
Owners Capital	65,000,000	65,000,000	65,000,000
Additional Paid-In-Capital	(27,351,380)	(27,351,380)	(27,351,380)
Retained Earnings-Pre Petition	(728,852,555)	(728,896,099)	(728,896,099)
Retained Earnings-Post Petition	(14,809,807)	(12,909,663)	—

TOTAL EQUITY	(706,013,742)	(704,157,142)	(691,247,479)

TOTAL LIABILITIES AND EQUITY	$134,312,799	$143,006,640	$149,786,260

Form 3

SUMMARY OF OPERATIONS

Period Ended: April 30, 2012

Case No: 12-43167

Schedule of Post-petition Taxes Payable

	Beginning Balance	Accrued/ Withheld	Payments/ Deposits	Ending Balance
Income Taxes Withheld
Federal	—	$220,648.50	$220,648.50	—
State	—	64,468.88	64,468.88	—
Local	—	72.15	72.15	—

FICA Withheld	—	82,555.97	82,555.97	—

Employers FICA	—	113,848.35	113,848.35	—

Unemployment Tax
Federal	—	301.67	301.67	—
State	—	7,538.21	7,538.21	—

Sales, Use & Excise Taxes	$93,178.00	391.00	—	$93,569.00

Property Taxes	116,621.00	75,548.00	—	192,170.00

Workers’ Compensation(1)	—	—	—	—

Other	—	—	—	—

TOTALS	$209,799.00	$565,372.73	$489,433.73	$285,739.00

(1)	Fully insured.

AGING OF ACCOUNTS RECEIVABLE

AND POST-PETITION ACCOUNTS PAYABLE

Age in Days	0-30	31-60	Over 60
Post Petition
Accounts Payable	$254,720.75	$6,322.78	$12,881.90
Accounts Receivable	$2,703,518.40	$1,173,268.50	$2,511,259.10

For all post-petition accounts payable over 30 days old, please attach a sheet listing each such account, to whom the account is owed, the date the account was opened, and the reason for non-payment of the account.

Describe events or factors occurring during this reporting period materially affecting operations and formulation of a Plan of Reorganization: None

Form 4

MONTHLY CASH STATEMENT

Period Ending: April 30, 2012

Cash Activity Analysis (Cash Basis Only):	Case No: 12-43167

		General Account	Foreign Collection Account(2)	L/C Collateral Account	Canadian Payroll Account(1)	Petty Cash
A.	Beginning Balance	$5,706,639.20	$—	$4,374,728.04	$3,836.30	$803.29

B.	Receipts	10,380,666.32	—	—	20,000.00	0.88

	(Attach separate schedule)

C.	Balance Available	16,087,305.52	—	4,374,728.04	23,836.30	804.17
	(A+B)

D.	Less Disbursements	4,085,944.76	—	—	20,014.93	—

	(Attach separate schedule)

E.	ENDING BALANCE	$12,001,360.76	$—	$4,374,728.04	$3,821.37	$804.17
	(C-D)

(1)	In Canadian Dollars
(2)	Account Closed 3/14/12

ATTENTION: Please enter the TOTAL DISBURSEMENT from all your accounts, including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment: $4,105,959.69

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

General Account:

1.	Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan
2.	Account Number
Foreign Collection Account: (account closed 3/14/12)

1.	Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan
2.	Account Number
L/C Collateral Account:

1.	Depository Name & Location	JP Morgan Chase Bank, N.A. (MI); Detroit, Michigan
2.	Account Number
Canadian Payroll Account:

1.	Depository Name & Location	JP Morgan Chase Bank, N.A. Canada; Toronto, Ontario, Canada
2.	Account Number

Other monies on hand (specify type and location) i.e., CD’s, bonds, etc.):

None

Date: May 21, 2012

United Solar Ovonic LLC
Debtor in Possession

Form 5

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

Period Ending: April 30, 2012

Case No: 12-43167

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debtor in possession. (Attach additional pages if necessary.)

Name:	Joseph P. Conroy, Executive Vice President, ECD;	Capacity:	☒	Shareholder
	Senior Vice President, USO Operations		☒	Officer
			☐	Director
			☒	Insider

Detailed Description of Duties:

•	Provides leadership to all operations and manufacturing related activity (Auburn Hills, Greenville 1&2, Tijuana, China JV and Marcegaglia)

•	Responsible for building new equipment to support the company’s technology efforts

•	Provides leadership to all manufacturing, engineering, quality functions (ensures the production of all manufacturing products)

Current Compensation Paid:	Weekly	Or	Monthly
			$26,666.68

Current Benefits Paid:	Weekly	Or	Monthly

Health Insurance			$849.92
Life Insurance			72.15
Accidental Death & Dismemberment Insurance			9.62
Long-Term and Short-Term Disability Insurance			72.50
Employee Assistance Program			1.69
Retirement			—
Company Vehicle			417.36
Entertainment			—
Travel			3,626.52

Total Benefits			$5,049.76

Current Other Payments Paid:	Weekly	Or	Monthly

Rent Paid
Loans
Other (Describe)
Other (Describe)
Other (Describe)
Total Other Payments

	Weekly	Or	Monthly
CURRENT TOTAL OF ALL PAYMENTS:			$31,716.44

(1)

Dated: May 21, 2012	Joseph P. Conroy

Form 6

SCHEDULE OF IN-FORCE INSURANCE

Period Ending: April 30, 2012

Case No: 12-43167

INSURANCE TYPE	CARRIER	EXPIRATION DATE

Workers’ Compensation	Valley Forge Insurance Company	02/01/2013

Workers’ Compensation	American Casualty Company of Reading PA	02/01/2013

General Liability	American Casualty Company of Reading PA	02/01/2013

Property (1st Layer)	Allianz Global Risk US Insurance Company	02/01/2013

Property (2nd Layer)	Lexington Insurance Company	02/01/2013

Automobile Policy	Continental Casualty Company	02/01/2013

Umbrella Policy	Continental Casualty Company	02/01/2013

Foreign Package	Continental Casualty Company	02/01/2013

Special Risk Coverage	Great American Insurance Company	03/18/2013

Directors & Officers	Allied World National Assurance Company	09/30/2012

Directors & Officers	Illinois National Insurance Company	09/30/2012

Directors & Officers	Beazley Insurance Company, Inc. (Lloyd’s of London)	09/30/2012

Employee Practices Liability	Starr Indemnity & Liability Company	09/30/2012

Fiduciary Liability	Starr Indemnity & Liability Company	09/30/2012

Fidelity Bond	Starr Indemnity & Liability Company	09/30/2012

Primary Directors & Officers	Starr Indemnity & Liability Company	09/30/2012

ERISA Bond	Travelers Casualty and Surety Company of America	11/16/2014

Pollution Liability Coverage	Chartis Specialty Insurance	02/01/2014

Form 7